UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 7, 2019

MARINUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Radnor Corporate Center 100 Matsonford Rd, Suite 500 Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRNS	Nasdaq Global Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On May 7, 2019, Marinus Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders.  The following proposals were submitted by the Company’s Board of Directors (“Board”) to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal 1:  Election of Directors

The stockholders elected the following individuals to serve as Class II directors for a three-year term until the 2022 annual meeting of stockholders and until their successors are elected and qualified:

Director	Votes For	Withheld	Broker Non-votes
Scott Braunstein	29,064,431	1,271,223	16,088,076

Seth H.Z. Fischer	27,077,050	3,258,064	16,088,076

Nicole Vitullo	27,930,721	2,404,933	16,088,076

Proposal 2: Amendment to the Company’s 2014 Equity Compensation Plan (the “Plan”) increasing, on an annual basis, the maximum number of shares of the Company’s common stock available for issuance under the Plan by a number equal to the lesser of (i) 5,000,000 shares of the Company’s common stock, (ii) an amount equal to 4% of the total number of shares of the Company’s common stock outstanding on such date, calculated on a common-equivalent basis, or (iii) an amount determined by the Board, each of which may be granted as incentive stock options, and increasing the maximum aggregate number of shares of the Company’s common stock that shall be subject to Grants (as defined in the Plan) made under the Plan to any individual during any calendar year to 2,000,000 shares

The stockholders approved the amendment of the Company’s 2014 Equity Compensation Plan as follows:

For	Against	Abstain	Broker Non-Votes
17,408,124	12,886,049	41,481	16,088,076

Proposal 3:  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountant firm for the year ending December 31, 2019

The Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019 as follows:

For	Against	Abstain	Broker Non-Votes
46,251,454	117,283	53,993	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer,
Secretary and Treasurer

Date:  May 8, 2019